UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2020

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLNF	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

As previously disclosed by Novelion Therapeutics Inc. (the “Company”) in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 5, 2019 and November 22, 2019, at the Company’s 2019 Annual General Meeting held November 5, 2019 (the “Meeting”), shareholders voted in favor of all proposals contained in the Company’s proxy statement dated October 3, 2019 (the “Proxy Statement”), including the approval of a special resolution authorizing the voluntary liquidation and dissolution of the Company (the “Liquidation”) pursuant to the Business Corporations Act (British Columbia) (the "BCBCA"); the plan of liquidation and distribution substantially in the form attached as Schedule A to the Proxy Statement (the “Liquidation Plan”); and one or more distributions to shareholders of any remaining property of the Company under the Liquidation. Shareholders also approved an ordinary resolution appointing Alvarez & Marsal Canada Inc. as the liquidator of the Company pursuant to Section 319(2)(a) of the BCBCA (the “Liquidator”). Subsequent to receiving such shareholder approval of the Liquidation, on November 18, 2019, the Company filed application materials with the Supreme Court of British Columbia (the “Court”) which sought, among other things, affirmation of the appointment of the Liquidator, a stay of proceedings against the Company, and approval of a Court-supervised process to solicit and determine any claims against the Company. In addition, the Company sought approval of a Court-ordered charge on the Company’s property as security for the fees of the Liquidator, the Liquidator’s counsel, if any, and the Company’s counsel.

On January 9, 2020, the Court granted the orders sought by the Company in connection with the Liquidation, and the Company filed a Statement of Intent to Liquidate with the British Columbia Registrar of Companies establishing the definitive effective date and time for the commencement of implementation of the Liquidation as 5:00 p.m. Pacific Time on January 16, 2020 (the “Effective Date”). As of the Effective Date, Alvarez & Marsal Canada Inc. was appointed liquidator (the “Liquidator”) and charged with overseeing all aspects of the Liquidation.

The terms and provisions of the Liquidation Plan have been previously disclosed in the Proxy Statement, with the Liquidation Plan attached as Schedule A to the Proxy Statement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2020, concurrent with the Liquidator’s appointment, (i) Michael Price, previously Executive Vice President, Chief Financial Officer and sole executive officer and employee of the Company, resigned his positions, and (ii) Michael Price, Suzanne Bruhn, and Stephen Sabba resigned as directors of the Company, effective immediately.

Item 8.01. Other Events.

On January 16, 2020, the Company issued a press release regarding the Liquidation, which press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 16, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Alvarez & Marsal Canada Inc.
Name:	Alvarez & Marsal Canada Inc.
Title:	Liquidator, acting solely in such capacity and not in its personal capacity

Date:  January 21, 2020

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